UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2024
____________________
EXICURE, INC.
(Exact name of Registrant as specified in its charter)
____________________

Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2430 N. Halsted St.
Chicago, IL 60614
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 673-1700
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Common Stock Purchase Agreements

In an agreement dated November 6, 2024 and executed on November 12, 2024, Exicure, Inc. (the “Company”) entered into a common stock purchase agreement (the “Initial Common Stock Purchase Agreement”) with HiTron Systems Inc. (“HiTron”), pursuant to which the Company agreed to issue and sell to HiTron 433,000 shares (the “Initial Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $3.00 per share (the “Initial Purchase”).

The Initial Purchase is expected to close within ten days following the execution. The Company expects to receive aggregate gross proceeds from the Initial Purchase of approximately $1.3 million.

Pursuant to the Initial Common Stock Purchase Agreement, in connection with the Initial Purchase, HiTron will have the right to nominate two members to the Company’s Board of Directors (the “Board”), subject to the approval by the Board.

On November 13, 2024, in a subsequent agreement (the “Subsequent Common Stock Purchase Agreement”), the Company agreed to sell and issue to HiTron 2,900,000 additional shares of Common Stock (the “Subsequent Shares” and together with the Initial Shares, the “Shares”), for $8.7 million, at a purchase price of $3.00 per share (the “Subsequent Purchase”). The closing of the Subsequent Purchase is conditioned on stockholder approval, among other customary conditions. The Company expects the net proceeds from the Subsequent Purchase to be used as working capital and to support general corporate purposes and business development. The Subsequent Common Stock Purchase Agreement provides HiTron with the right to nominate additional members of the Board in proportion to its equity interest, subject to approval by the Board and compliance with SEC and Nasdaq rules.

The foregoing description of both Common Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreements

In connection with the Common Stock Purchase Agreements, the Company entered into registration rights agreements (the “Registration Rights Agreements”) with HiTron, pursuant to which the Company agreed to register the resale of the Shares. Under the Registration Rights Agreements, the Company has agreed to file registration statements covering the resale of the Shares no later than the sixth (60th) day following the applicable closing (the “Filing Deadline”). The Company has agreed to use reasonable best efforts to cause such registration statement to become effective as promptly as practicable after the filing thereof but in any event on or prior to the Effectiveness Deadline (as defined in the Registration Rights Agreements), and to keep such registration statement continuously effective until the earlier of (i) the date the Shares covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction, or (ii) the date that is two (2) years following the applicable closing date. The Company has also agreed, among other things, to pay all reasonable fees and expenses (excluding any underwriters’ discounts and commissions and all fees and expenses of legal counsel, accountants and other advisors for HiTron except as specifically provided in the Registration Rights Agreements) incident to the performance of or compliance with the Registration Rights Agreements by the Company.

In the event a registration statement has not been filed within 90 days following the closing date, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to HiTron as liquidated damages in an amount equal to 0.5% of the aggregate amount invested by HiTron in the Shares per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreements.

The Company has granted HiTron customary indemnification rights in connection with the registration statements. HiTron has also granted the Company customary indemnification rights in connection with the registration statements.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.02    Results of Operations and Financial Condition.
On November 14, 2024, Exicure, Inc. (the “Company”) issued a press release announcing its financial and operational results for the quarter ended September 30, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 in the Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 relating to the Purchase is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of HiTron in both Common Stock Purchase Agreements, the offering and sale of the securities will be made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. HiTron represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that it is acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Common Stock Purchase Agreement, dated November 6, 2024, by and between Exicure, Inc. and HiTron Systems, Inc.
10.2	Form of Registration Rights Agreement by and between Exicure, Inc. and HiTron Systems, Inc.
10.3	Common Stock Purchase Agreement, dated November 13, 2024, by and between Exicure, Inc. and HiTron Systems, Inc.
99.1	Press release dated November 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2024	EXICURE, INC.

	By:	/s/ Paul Kang
Paul Kang
Chief Executive Officer